ADDENDUM NO. 1 TO EMPLOYEE LEASING AGREEMENT

     ADDENDUM NO. 1, dated as of February 19, 1998 (the "Addendum"), to Employee Leasing Agreement dated as of February 19, 1997 (the "Agreement"), among Lone Star Liquidating Trust, a Texas trust (the "Trust"), Facilities Management Installation, Inc., a Delaware corporation ("FMI" and together with the Trust sometimes collectively referred to herein as the "Trust Companies") and Southwestern Financial Services Corporation, a Delaware corporation ("SWFSC").

     WHEREAS,  the parties wish to extend the term of the Agreement and to amend
Schedule 1.1 thereto;

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and other  good and
valuable   consideration  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the parties agree as follows:

     1. The Term of the Agreement shall continue through the close of business on March 31, 1999, unless further extended by the parties.

     2. Schedule 1.1 to the Agreement is amended and restated in its entirety to read as set forth in Schedule 1.1 attached to this Addendum.

     3. References in the Agreement to the "Agreement" shall mean the Agreement as amended and modified hereby and reference to "Term" shall mean the Term of the Agreement as extended hereby. This Addendum supersedes any prior agreements or understandings with respect to the subject matter hereof. Except as amended hereby, the Agreement shall continue in full force and effect. This Addendum may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. This Addendum shall be governed by and construed and enforced in accordance with the laws of the state of Texas without regard to the provisions thereof pertaining to the principles of conflict of laws.

     IN WITNESS WHEREOF, the SWFSC and the Trust Companies have executed this Addendum as of the date first written above.

LONE STAR LIQUIDATING TRUST          FACILITIES MANAGEMENT INSTALLATION,
                                      INC.

By:       /s/ Susan A. Brown         By:         /s/ Susan A. Brown
     Name:  Susan A. Brown                Name:  Susan A. Brown
      Its:  Managing Trustee              Its:   Co-Chief Executive Officer


                                     SOUTHWESTERN FINANCIAL SERVICES
                                     CORPORATION

                                     By:         /s/ John Bower
                                          Name:  John Bower
                                          Its:   Senior Vice President,
                                                 Administration

                                  Schedule 1.1
                               EXECUTIVE MANAGERS
                                   John Bower
                                  John T. Hull
                                W. Hubert Mathis
                                David Montgomery